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                                                                  EXHIBIT 10.66


                             VALUEVISION MEDIA, INC.
                             STOCK OPTION AGREEMENT



Name of Optionee: William J. Lansing
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No. of Shares Covered:     1,400,000    Date of Grant:    December 1, 2003
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Exercise Price Per Share:  $15.46       Expiration Date:  November 30, 2013
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Exercise Schedule (Cumulative):

     (a) 300,000 shares on each of the first three anniversaries of the Date of Grant listed above (the "EFFECTIVE DATE");

     (b) 250,000 shares on the date the Company's Common Stock has had a daily closing price as reported on NASDAQ for 20 consecutive trading days of at least $24.00 per share or, if not already vested, with respect to 125,000 shares on the fifth anniversary of the date of grant and with respect to the second 125,000 shares on the sixth anniversary of the date of grant; and

     (c) 250,000 shares on the date the Company's Common Stock has had a daily closing price as reported on NASDAQ for 20 consecutive trading days of at least $30.00 per share or, if not already vested, with respect to 125,000 shares on the fifth anniversary of the date of grant and with respect to the second 125,000 shares on the sixth anniversary of the date of grant.


This is a Stock Option Agreement (the "AGREEMENT") between ValueVision Media, Inc., a Minnesota corporation (the "COMPANY"), and the optionee identified above (the "OPTIONEE").

                                   BACKGROUND

     A. On the date hereof, Optionee has entered into an employment agreement with the Company (as may be amended from time to time, the "EMPLOYMENT AGREEMENT").

     B. As an inducement to Optionee to enter into the Employment Agreement, the Board of Directors of the Company (the "BOARD"), upon recommendation by the Compensation Committee of the Board (the "COMMITTEE"), has determined to grant Optionee a non-statutory stock option (the "OPTION") upon the terms and subject to the conditions set forth in this Agreement.

     C. The Company hereby grants the Option to the Optionee under the following terms and conditions.



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                              TERMS AND CONDITIONS



1. GRANT. The Optionee is granted on the date of grant specified above the Option to purchase the number of shares of the Company's Common Stock ("SHARES") specified at the beginning of this Agreement.

2. EXERCISE PRICE. The price to the Optionee of each Share subject to the Option will be the exercise price specified at the beginning of this Agreement.

3. NON-STATUTORY STOCK OPTION. The Option is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

4. EXERCISE SCHEDULE. The Option will vest and become exercisable as to the number of Shares and on the dates specified in the exercise schedule at the beginning of this Agreement. The exercise schedule will be cumulative; thus, to the extent the Option has not already been exercised and has not expired, terminated or been cancelled, the Optionee or the person otherwise entitled to exercise the Option as provided herein may at any time, and from time to time, purchase all or any portion of the Shares then purchasable under the exercise schedule. The Option may also be exercised in full (notwithstanding the exercise schedule) under the circumstances described in Section 8 of this Agreement if it has not expired prior thereto.

5.   EXPIRATION.

     (a)  The Option will expire at 5:00 p.m. Central Time on the earliest of:

          (1)  the expiration date specified at the beginning of this Agreement;

          (2) the expiration of the period after the termination of employment of the Optionee within which the Option can be exercised (as specified in Section 7 of this Agreement);

          (3) at the election of the Company, upon the date of termination of the Optionee's employment for "CAUSE" (as defined in the Employment Agreement) or if it is determined by the Company within ten days after termination of the Optionee's employment by the Optionee, such as Optionee's resignation, that Cause existed for termination by the Company; or

          (4)  the date (if any) fixed for cancellation under Section 8.

     (b) In no event may anyone exercise the Option, in whole or in part, after it has expired, notwithstanding any other provision of this Agreement.

     (c) If the Option is exercised, and prior to the delivery of the certificate representing the Shares so purchased, the Board determines that Cause for termination existed, then the Company may rescind the Option exercise by the Optionee and the Option will terminate at the election of the Company.

6.   PROCEDURE TO EXERCISE OPTION.

     (a) Notice of Exercise. The Option may be exercised by delivering written notice of exercise to the Company at the principal executive office of the Company, to the attention of the Company's Secretary, in the form attached to this Agreement. The notice will state the number of Shares to be purchased, and will be signed by the



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          person exercising the Option. If the person exercising the Option is not the Optionee, that person also must submit appropriate proof of the right to exercise the Option.

     (b) Tender of Payment. Upon giving notice of any exercise hereunder, the Optionee will provide for payment of the purchase price of the Shares being purchased through one or a combination of the following methods:

          (1) cash (including check, bank draft or money order);

          (2) cancellation of indebtedness owed to the Optionee by the Company or any parent or subsidiary thereof;

          (3) to the extent permitted by law, through a broker-assisted cashless exercise in which the Optionee simultaneously exercises the Option and sells all or a portion of the Shares thereby acquired pursuant to a brokerage or similar relationship and uses the proceeds from such sale to pay the purchase price of such Shares;

          (4) by delivery to the Company of unencumbered Shares having an aggregate Fair Market Value (as hereinafter defined) on the date of exercise equal to the purchase price of such Shares; or

          (5) by authorizing the Company to retain, from the total number of Shares as to which the Option is exercised, that number of Shares having a Fair Market Value on the date of exercise equal to the purchase price for the total number of Shares as to which the Option is exercised.

          Notwithstanding the foregoing, the Optionee will not be permitted to pay any portion of the purchase price with Shares, or by authorizing the Company to retain Shares upon exercise of the Option, if the Committee (or the Board), in its sole discretion, determines that payment in such manner is undesirable

     (c) Delivery of Certificates. As soon as practicable after the Company receives the notice and purchase price provided for above, it will deliver to the person exercising the Option, in the name of such person, a certificate or certificates representing the Shares being purchased. The Company will pay any original issue or transfer taxes with respect to the issue or transfer of the Shares and all fees and expenses incurred by it in connection therewith. All Shares so issued will be fully paid and nonassessable. Notwithstanding anything to the contrary in this Agreement, no certificate for Shares distributable under the this Agreement will be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

     (d) For purposes of this Agreement, "FAIR MARKET VALUE" as of any date means:

          (1) the closing price of a Share on the date immediately preceding that date or, if no sale of Shares will have occurred on that date, on the next preceding day on which a sale of Shares occurred

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               (A)  on the principal United States Securities Exchange
                    registered under the Exchange Act on which the Shares are listed, or

               (B) if the Shares are not listed on any such exchange, on the National Association of Securities Dealers, Inc. Automated Quotation National Market System, or

          (2) if clause (1) is inapplicable, the mean between the closing "BID" and the closing "ASKED" quotation of a Share on the date immediately preceding that date, or, if no closing bid or asked quotation is made on that date, on the next preceding day on which a closing bid and asked quotation is made, on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or

          (3) if clauses (1) and (2) are inapplicable, what the Committee (or the Board) determines in good faith to be 100% of the fair market value of a Share on that date, using such criteria as it shall determine, in its sole discretion, to be appropriate for valuation.

          (4) If the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, all references in this paragraph to the "date immediately preceding that date" will be deemed to be references to "that date."

7. EMPLOYMENT REQUIREMENT. The Option may be exercised only while the Optionee remains employed with the Company or a parent or subsidiary thereof, and only if the Optionee has been continuously so employed since the date the Option was granted; provided, that:

     (a) The Option may be exercised for two years after termination of the Optionee's employment if such cessation of employment is for a reason other than death or Disability (as defined in the Employment Agreement), but only to the extent that it was exercisable immediately prior to termination of employment or became vested upon termination of employment pursuant to the accelerated vesting provisions of Sections 8(b), 8(c) or 8(d) hereof; provided, that if termination of the Optionee's employment will have been for Cause, the Option will expire, and all rights to purchase Shares hereunder will terminate, immediately upon such termination of employment.

     (b) The Option may be exercised for two years after termination of the Optionee's employment if such termination of employment is because of death or Disability (as defined in the Employment Agreement) of the Optionee.

     (c)  If the Optionee's employment terminates after a declaration made under
          Section 8 in connection with an Event, the Option may be exercised at any time permitted by such declaration.

     (d) Notwithstanding the above, the Option may not be exercised after it has expired.

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8.   ACCELERATION OF VESTING.

     (a) Death or Disability. In the event of the death or Disability of the Optionee, any portion of the Option that was not previously exercisable will become immediately exercisable in full if the Optionee will have been continuously employed by the Company or a parent or subsidiary thereof between the date the Option was granted and the date of such death or Disability.

     (b) Event. The Option may, at the discretion of the Optionee, be exercised in full (notwithstanding the exercise schedule) if an Event (as hereinafter defined) has occurred. For purposes of this Agreement, "EVENT" means any of the following:

          (1) The acquisition by any individual, entity or group (within the meaning of Exchange Act Sections 13(d)(3) or 14(d)(2)) of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 30% or more of either (i) the then-outstanding shares of common stock of the Company (the "OUTSTANDING COMPANY COMMON STOCK") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of the Board (the "OUTSTANDING COMPANY VOTING SECURITIES"); provided, however, that the following acquisitions will not constitute an Event:

               (A) any acquisition of common stock or voting securities of the Company directly from the Company or by the Company or any of its wholly owned subsidiaries, unless Executive votes against such action in his capacity as a member of the Board and terminates his employment with the Company in connection with consummation of any such acquisition (including, but not limited to a termination pursuant to Section 10(f)(vi) of the Employment Agreement),

               (B) any acquisition of common stock or voting securities of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, or

               (C) any acquisition by any corporation with respect to which, immediately following such acquisition, more than 70% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately before such acquisition in substantially the same proportions as was their ownership, immediately before such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

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          (2)  Individuals who, as of the Effective Date, constitute the Board, and the Optionee (collectively, the "INCUMBENT BOARD"), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a member of the Board after the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest;

          (3) Approval by the shareholders of the Company of a reorganization, merger, consolidation or statutory exchange of Outstanding Company Voting Securities, unless immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately before such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 70% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as was their ownership, immediately before such reorganization, merger, consolidation or exchange, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

          (4) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, immediately following such sale or other disposition, more than 70% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately before such sale or other disposition in substantially the same proportion as was their ownership, immediately before such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

          (5) Notwithstanding the above, an Event will not be deemed to occur if the acquisition of the 30% or greater interest referred to above is by a group, acting in concert, that includes the Optionee or if at least 30% of the then-outstanding common stock or combined voting power of the


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               then-outstanding voting securities (or voting equity interests)
               of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company will be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange or disposition of assets referred to in subparagraphs (3) or (4) by a group, acting in concert, that includes the Optionee.

     (c)  Fundamental Change.

          (1) At least 30 days prior to a Fundamental Change (as hereinafter defined), the Committee (or the Board) may, but will not be obligated, to declare, and provide written notice to the Optionee of the declaration, that the Option will be canceled at the time of, or immediately prior to the occurrence of, the Fundamental Change (unless it is exercised prior to the Fundamental Change) in exchange for payment to the Optionee, within ten days after the Fundamental Change, of cash equal to the amount, for each Share covered by the canceled Option, by which the event proceeds per share (as defined below) exceeds the exercise price per Share covered by the Option. The Option may be exercised in full (notwithstanding the exercise schedule) at any time after such declaration and prior to the time of cancellation of the Option. The Option, to the extent it has not been exercised prior to the Fundamental Change, will be canceled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration, and this Agreement will terminate at the time of such cancellation, subject to the payment obligations of the Company provided in this paragraph.

          (2) In the case of a Fundamental Change that consists of the merger or consolidation of the Company with or into any other corporation or statutory share exchange, the Committee (or the Board), in lieu of the declaration above, may make appropriate provision for the protection of this Option by the substitution, in lieu of the Option, of an option to purchase appropriate voting common stock or appropriate voting common stock of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation.

          (3) For purposes of this Agreement, "FUNDAMENTAL CHANGE" means the dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company. For purposes of the preceding paragraphs, the "EVENT PROCEEDS PER SHARE" is the cash plus the value (as determined by the Committee or the Board) of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change.




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         (d)      Termination Without Cause. In the event the Optionee's
                  employment with the Company is terminated (i) by the Company for any reason other than for Cause or (ii) by the Optionee as a result of his resignation for "GOOD REASON" (as defined in the Employment Agreement), any portion of the Option that was not previously exercisable will become immediately exercisable in full.

         (e) Discretionary Acceleration. Notwithstanding any other provisions of this Agreement to the contrary, the Committee (or the Board) may, in its sole discretion, declare at any time that the Option will be immediately exercisable.

9. LIMITATION ON TRANSFER. During the lifetime of the Optionee, only the Optionee or the Optionee's guardian or legal representative may exercise the Option. The Option may not be assigned or transferred by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that the Optionee may transfer the Option to a member or members of the Optionee's immediate family (i.e., the Optionee's children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if the Optionee does not receive any consideration for the transfer. The Option held by any such transferee will continue to be subject to the same terms and conditions that were applicable to the Option immediately prior to its transfer and may be exercised by such transferee as and to the extent that the Option has become exercisable and has not terminated in accordance with the provisions of this Agreement. This Agreement is transferable upon the Optionee's death to the estate or to the person who acquires the right to succeed to this Agreement by bequest or inheritance.

10. NO STOCKHOLDER RIGHTS BEFORE EXERCISE. No person will have any of the rights of a stockholder of the Company with respect to any Share subject to the Option until the Share actually is issued to such person upon exercise of the Option.

11. DISCRETIONARY ADJUSTMENT. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, or extraordinary dividend or divestiture (including a spin-off), or any other change in the corporate structure or Shares of the Company, the Committee or the Board (or if the Company does not survive any such transaction, a comparable committee of the Board of Directors or the Board of Directors of the surviving corporation) shall, in its sole discretion without the consent of the Optionee, make such adjustment (or substitution) as it determines in its discretion to be appropriate as to the number and kind of securities issuable upon exercise of the Option and the exercise price hereof, in order to prevent dilution or enlargement of rights of the Optionee; provided that such adjustment is not less favorable to Optionee than adjustments made for other holders of stock options of the Company.

12.      TAX WITHHOLDING.

         (a) General Rule. If the Company or any of its affiliates are required to withhold federal, state or local income taxes, or social security or other taxes, upon the exercise of the Option, the person exercising the Option will, upon exercise and demand by the Company or such affiliate, promptly pay in cash such amount as is


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                  necessary to satisfy such requirement prior to receipt of such
                  Shares; provided, that in lieu of all or any part of such cash payment, the Committee (or the Board) may (but will not be required to) allow the person exercising the Option to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the full federal, state and local income tax obligation of such person with respect to income arising from the exercise of the Option, through a reduction of the number of Shares delivered or through a subsequent return to the Company of Shares delivered, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.

         (b) Committee (or Board) Approval; Revocation. The Committee or the Board may approve an election under this section to reduce the number of Shares delivered in advance, but the approval is subject to revocation by the Committee or the Board at any time. Once the person exercising the Option makes such an election, he or she may not revoke it.

         (c) Exception. Notwithstanding the foregoing, if the Optionee tenders previously owned Shares to the Company in payment of the purchase price of Shares in connection with an option exercise the Optionee may also tender previously owned Shares to the Company in satisfaction of any tax withholding obligations in connection with such option exercise. If the Company or an affiliate of the Company is required to withhold federal, state or local income taxes, or social security or other taxes, upon the exercise of the Option, the person exercising the Option will, upon exercise and demand by the Company or such affiliate, promptly pay in cash such amount as is necessary to satisfy such requirement.

13.      FORFEITURES.

         (a) Termination Right. The Company, by action of the Committee or the Board, will have the right and option (the "TERMINATION RIGHT") to terminate the Option prior to exercise, if the Committee (or the Board) determines that the Optionee (i) has breached any of the provisions contained in Section 7 (Noncompetition Covenant) of the Employment Agreement (or any successor provision), (ii) has made an unauthorized disclosure of material non-public or confidential information of the Company or any of its affiliates during the term of the Employment Agreement or the period of 24 months after the date of this Agreement, (iii) has committed a material violation of any applicable written policies of the Company or any of its affiliates during the term of the Employment Agreement, or
                  (iv) has engaged in conduct reflecting dishonesty or disloyalty to the Company or any of its affiliates during the term of the Employment Agreement.

         (b) Procedure. The decision to exercise the Company's Termination Right will be based solely on the judgment of the Committee (or the Board), in its sole and complete discretion, given the facts and circumstances of each particular case. Such Termination Right may be exercised by the Committee (or the Board) within 90 days after the Committee's discovery of an occurrence that entitles it to exercise its Termination Right (but in no event later than 15 months after the


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                  Optionee's termination of employment with the Company or its affiliates). Such Termination Right will be deemed to be exercised upon the Company's mailing written notice of such exercise postage prepaid, addressed to the Optionee at the Optionee's most recent home address as shown on the personnel records of the Company. The Termination Right of the Company may not be exercised on or after the occurrence of any Event.

14. INTERPRETATION OF THIS AGREEMENT. All decisions and interpretations made by the Committee (or the Board) with regard to any question arising hereunder will be binding and conclusive upon the Company and the Optionee, subject to Section 15 below.

15. LIMITS OF LIABILITY. Any liability of the Company to the Optionee with respect to the Option will be based solely upon contractual obligations created by this Agreement. Except as may be required by law, neither the Company nor any member of the Board or the Committee, nor any other person participating in any determination of any question under the Agreement or in the interpretation, administration or application of this Agreement, will have any liability to any party for any action taken, or not taken, in good faith under this Agreement. Solely for purposes of Sections 5(a)(3), 5(c), 7(a), 8(d), and 13, in the event of any dispute between the Company and the Optionee as to whether Cause existed, whether Good Reason existed, or whether the Company's exercise of its Termination Right was correct, the applicable tribunal in any arbitration or litigation shall not give any deference to the determination by the Company, Committee or Board of the basis for such decision, nor to the Optionee with respect to a determination of Good Reason, but such tribunal will itself determine de novo whether Cause existed, whether Good Reason existed, or whether the Company's exercise of its Termination Right was correct, as applicable.

16. OTHER BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by the Optionee pursuant to this Agreement will not be deemed a part of the Optionee's regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and will not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an affiliate of the Company unless expressly so provided by such other plan, contract or arrangement.

17. DISCONTINUANCE OF EMPLOYMENT. This Agreement will not give the Optionee a right to continued employment with the Company or any parent or subsidiary of the Company, and the Company or any such parent or subsidiary employing the Optionee may terminate the Optionee's employment in accordance with the provisions of the Employment Agreement, if en effect, or otherwise at any time and otherwise deal with the Optionee without regard to the effect it may have upon the Optionee under this Agreement.

18. OBLIGATION TO RESERVE SUFFICIENT SHARES. The Company will at all times during the term of the Option reserve and keep available a sufficient number of Shares to satisfy this Agreement.

19.      RESALE OF THE SHARES.

         (a) Restricted Securities. The Optionee hereby represents and warrants to the Company that, unless a registration statement is effective and current at the time


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                  of exercise of this option, the Shares to be issued upon the exercise of the Option will be acquired by the Optionee for the Optionee's own account, for investment only and not with a view to the resale or distribution thereof. In any event, the Optionee will notify the Company of any proposed resale of the Shares issued to the Optionee upon exercise of the Option. Any resale or distribution of such Shares by the Optionee may be made only pursuant to a registration statement under the Securities Act that is effective and current with respect to the Shares being sold, or a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Optionee will prior to any offer of sale or sale of such Shares provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution. Such representations and warranties will also be deemed to be made by the Optionee upon each exercise of the Option. Nothing herein will be construed as requiring the Company to register shares subject to this option under the Securities Act.

         (b) Legends. The Company may affix appropriate legends upon the certificates for shares and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (1) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (2) implement the provisions of any agreement between the Company and the Optionee with respect to such Shares.

         (c) Registration. Within one year of the Effective Date, the Company will make all commercially reasonable efforts to register the Shares that are subject to the Option by filing a Form S-8 with respect to such Shares with the Securities and Exchange Commission.

20. MARKET STAND-OFF. The Optionee agrees that the underwriter for a public offering of the Company's securities, or the Company, will each have the right, in its sole discretion, to prohibit the sale, without prior written consent, of all or any portion of the Shares for a period not to exceed 180 days from the closing of a public offering of the Company's securities. The provisions of this Section will apply to any public offering of the Company's securities, regardless of whether any shares of the Optionee are included in or registered concurrently with such offering.

21. BINDING EFFECT. This Agreement will be binding in all respects on the heirs, representatives, successors and assigns of the Optionee. This Agreement and the Employment Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and thereof and supersedes any prior agreements with respect hereto or thereto.

22. CHOICE OF LAW. This Agreement is entered into under the laws of the State of Minnesota and will be construed and interpreted thereunder (without regard to its conflict of law principles).

23. SEVERABILITY. The invalidity, unenforceability or illegality of any provision herein will not affect the validity, enforceability or legality of any other provision.

24. CONSTRUCTION. The Option will not be construed or interpreted with any presumption against the Company by reason of the Company drafting this Agreement.

         The Optionee and the Company have executed this Agreement as of the Effective Date.


                                        VALUEVISION MEDIA, INC.


                                        By: /s/ Nathan E. Fagre
                                            ------------------------------------
                                            Name: Nathan E. Fagre
                                            Its:  Senior Vice President, General
                                                  Counsel and Secretary



                                        OPTIONEE


                                        /s/ William Lansing
                                        ----------------------------------------
                                        William Lansing



NEITHER THE SECURITIES REPRESENTED BY THIS INSTRUMENT NOR THE SECURITIES THAT ARE ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                                                        __________________, 20__


VALUEVISION MEDIA, INC.
6740 Shady Oak Road
Eden Prairie, Minnesota  55344
Attention: Secretary

Ladies and Gentlemen:

         I hereby exercise the following option (the "OPTION") granted to me pursuant to the agreement (the "OPTION AGREEMENT") referenced below with respect to the number of shares of Common Stock of ValueVision Media, Inc. (the "COMPANY") indicated below:

         NAME:
                                               ---------------------------------

         DATE OF GRANT OF OPTION:
                                               ---------------------------------

         EXERCISE PRICE PER SHARE:
                                               ---------------------------------

         NUMBER OF SHARES WITH RESPECT TO
         WHICH THE OPTION IS HEREBY EXERCISED:
                                               ---------------------------------

         TOTAL EXERCISE PRICE:
                                               ---------------------------------


         [ ]   Enclosed with this letter is a check, bank draft or money order in the amount of the Total Exercise Price.

         [ ]   I elect to pay the Total Exercise Price through cancellation of indebtedness owed to me by the Company or by a parent or subsidiary of the Company as provided in the Option Agreement.

         [ ]   I hereby agree to pay the Total Exercise Price within five business days of the date hereof and, as stated in the attached Broker's Letter, I have delivered irrevocable instructions to _________________________________ to promptly deliver to the Company the amount of sale or loan proceeds from the Shares to be issued pursuant to this exercise necessary to satisfy my obligation hereunder to pay the Total Exercise Price.

         [ ]   Enclosed with this letter is a certificate evidencing
         unencumbered Shares (duly endorsed in blank) having an aggregate Fair Market Value (as defined in the Option Agreement) equal to or in excess of the Total Exercise Price.

         [ ]   I elect to pay the Total Exercise Price through a reduction in the number of Shares delivered to me upon this exercise of the Option as provided in the Option Agreement.

         If I am enclosing Shares with this letter, I hereby represent and warrant that I am the owner of such Shares free and clear of all liens, security interests and other restrictions or encumbrances. I agree that I will pay any required withholding taxes in connection with this exercise as provided in the Option Agreement.

         Please issue a certificate (the "CERTIFICATE") for the number of Shares with respect to which the Option is being exercised in the name of the person indicated below and deliver the Certificate to the address indicated below:

         NAME IN WHICH TO ISSUE CERTIFICATE:
                                                --------------------------------
         ADDRESS TO WHICH CERTIFICATE SHOULD BE
         DELIVERED:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------
         PRINCIPAL MAILING ADDRESS FOR
         HOLDER OF THE CERTIFICATE
         (IF DIFFERENT FROM ABOVE):
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                        Very truly yours,


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Name, please print


                                        ----------------------------------------
                                        Social Security Number

                                                        __________________, 20__

VALUEVISION MEDIA, INC.
6740 Shady Oak Road
Eden Prairie, Minnesota  55344
Attention: Secretary

Ladies and Gentlemen:

         NAME OF OPTIONEE:
                                               ---------------------------------

         DATE OF GRANT OF OPTION:
                                               ---------------------------------

         EXERCISE PRICE PER SHARE:
                                               ---------------------------------

         NUMBER OF SHARES WITH RESPECT TO
         WHICH THE OPTION IS TO BE EXERCISED:
                                               ---------------------------------

         TOTAL EXERCISE PRICE:
                                               ---------------------------------


         The above Optionee has requested that we finance the exercise of the above Option to purchase Shares of Common Stock of ValueVision Media, Inc. (the "COMPANY") and has given us irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds from the Shares to be issued pursuant to such exercise to satisfy the Optionee's obligation to pay the Total Exercise Price.

                                        Very truly yours,


                                        ----------------------------------------
                                        Broker Name


                                        By
                                           -------------------------------------